Prepayments and other current assets, net - Schedule of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
VAT deductible	¥ 25,923		¥ 3,989
Prepayments to vendors (Note a)	40,574		33,254
Income tax receivables	1,088
Interest receivables	1,346		9,844
Rental and other deposits	531		102
Others	241		214
Total	¥ 69,703	$ 9,549	¥ 47,403